Exhibit 99.2

October 31, 2007 Third Quarter Results

Forward Looking Statements This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s 2006 Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through November 7, 2007 at (800) 475-6701 in the U.S., access code: 884942, and internationally at (320) 365-3844, access code: 884942. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Yr 2007 Third Quarter and Year-to-Date Results Financial Summary Summary Appendices

Yr 2007 Third Quarter and Year-to-Date Results

Third Quarter Highlights Excellent third quarter performance. Achieved net sales growth of 12.1% including 2.2% price increase; Adjusted EBITDA was $157.3M, up 17.7% vs. third quarter ‘06. Excluding the impact of foreign exchange, net sales growth was 6.9% and Adjusted EBITDA growth was 12.0% vs. third quarter ‘06. Leverage ratio improved to 3.84x. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals, Performance Additives and Advanced Ceramics. Successful implementation of price increase to recover high copper costs drove improved results in Performance Additives. Strong price and continued improvement in productivity helped achieve 19.0% Adjusted EBITDA margin vs. 18.1% in third quarter ‘06. Rockwood closed on acquisition of Elementis color pigments business. Rockwood entered into agreement to sell Electronics, expected to close at the end of fourth quarter.

Year-to-Date Highlights Excellent first nine months performance. Achieved net sales growth of 10.8% including 2.6% price increase; Adjusted EBITDA was $482.5M, up 16.9% vs. first nine months ‘06. Excluding the impact of foreign exchange, net sales growth was 5.6% and Adjusted EBITDA growth was 11.1% vs. first nine months ‘06. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Strong price and continued improvement in productivity helped achieve 19.5% Adjusted EBITDA margin vs. 18.5% in the first nine months ‘06.

Third Quarter and Year-to-Date Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. For the third quarter, Yr 2007 based on share count of 76,383; Yr 2006 based on share count of 74,915. For the first nine months, Yr 2007 based on share count of 76,155; Yr 2006 based on share count of 75,001. A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. Third Quarter Year-to-Date FX Adj. FX Adj. ($M), except EPS Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Net Sales 829.6 $ 739.8 $ 12.1% 6.9% 2,476.4 $ 2,235.4 $ 10.8% 5.6% Adjusted EBITDA (a) 157.3 133.7 17.7% 12.0% 482.5 412.9 16.9% 11.1% Adj. EBITDA Margin 19.0% 18.1% 0.9 ppt 19.5% 18.5% 1.0 ppt Net Income - as reported 24.7 21.4 15.4% 198.0 98.5 101.0% EPS (Diluted) - as reported (c) 0.32 0.29 13.2% 2.60 1.31 98.0% Net Income - as adjusted (d) 32.1 23.4 37.2% 103.6 85.9 20.6% EPS (Diluted) - as adjusted (c) (d) 0.42 0.31 34.5% 1.36 1.15 18.8% (a) (b) (c) (d)

Net Sales Growth Third Quarter Year-to-Date ($M) Net Sales % Change ($M) Net Sales % Change Yr 2007 Qtr 3 829.6 $ Yr 2007 YTD 2,476.4 $ Yr 2006 Qtr 3 739.8 Yr 2006 YTD 2,235.4 89.8 $ 12.1% 241.0 $ 10.8% Due to (Approx.): Due to (Approx.): 16.5 2.2% 58.8 2.6% 39.1 5.3% 116.4 5.2% 1 34.2 4.6% 1 65.8 2.9% 1 Volume growth driven by small bolt-on-acquisitions Volume/Mix Volume/Mix Currency Currency Pricing Pricing Change Change

Results By Segment – Third Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q3 2007 Q3 2006 % Change FX Adj % Change (b) Q3 2007 Q3 2006 % Change FX Adj % Change (b) Specialty Chemicals 261.4 $ 225.5 $ 15.9% 9.5% 58.2 $ 49.0 $ 18.8% 13.3% Performance Additives 210.4 192.4 9.4% 7.1% 40.9 31.3 30.7% 28.1% Titanium Dioxide Pigments 122.8 111.2 10.4% 2.2% 23.9 23.2 3.0% (4.3%) Advanced Ceramics 111.7 95.6 16.8% 9.0% 30.7 25.8 19.0% 10.1% Specialty Compounds 69.8 62.1 12.4% 9.0% 7.8 8.2 (4.9%) (6.1%) Electronics 53.5 53.0 0.9% (2.1%) 9.7 9.6 1.0% (1.0%) (13.9) (13.4) (3.7%) (2.2%) Total Rockwood 829.6 $ 739.8 $ 12.1% 6.9% 157.3 $ 133.7 $ 17.7% 12.0% Adj. EBITDA Margin 19.0% 18.1% 0.9 ppt Corporate (a) (b)

Results By Segment – Year-to-Date A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2007 YTD 2006 % Change FX Adj % Change (b) YTD 2007 YTD 2006 % Change FX Adj % Change (b) Specialty Chemicals 800.2 $ 685.6 $ 16.7% 10.9% 192.8 $ 151.1 $ 27.6% 22.0% Performance Additives 611.4 587.7 4.0% 1.5% 119.0 107.4 10.8% 8.2% Titanium Dioxide Pigments 362.2 330.4 9.6% 1.5% 67.3 65.9 2.1% (5.3%) Advanced Ceramics 335.8 286.3 17.3% 9.3% 92.2 75.0 22.9% 13.9% Specialty Compounds 210.2 191.4 9.8% 6.3% 25.4 24.1 5.4% 2.9% Electronics 156.6 154.0 1.7% (1.4%) 27.8 27.9 (0.4%) (3.2%) (42.0) (38.5) (9.1%) (7.3%) Total Rockwood 2,476.4 $ 2,235.4 $ 10.8% 5.6% 482.5 $ 412.9 $ 16.9% 11.1% Adj. EBITDA Margin 19.5% 18.5% 1.0 ppt Corporate (a) (b)

Specialty Chemicals Fine Chemicals improved sales driven by strong pricing and volume in lithium. Surface Treatment favorably impacted by higher volume and selling prices in most markets, particularly in European automotive, aerospace as well as general industrial applications. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 261.4 225.5 15.9% 9.5% 58.2 49.0 18.8% 13.3% 22.3% 21.7% 0.6 ppt Year-to-Date 800.2 685.6 16.7% 10.9% 192.8 151.1 27.6% 22.0% 24.1% 22.0% 2.1 ppt Adj. EBITDA Margin Adj. EBITDA Margin (a) (b)

Performance Additives Improvement in Adjusted EBITDA vs. third quarter ‘06 mainly driven by improvement in Timber Treatment. Successful implementation of price increases for Timber Treatment Chemicals helped offset impact of high copper costs. Color Pigments construction related business showed strong volume in Europe offsetting the weakness in the North American market. Color Pigments acquisition of Elementis also had a favorable impact on Adjusted EBITDA. A reconciliation of net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 210.4 192.4 9.4% 7.1% 40.9 31.3 30.7% 28.1% 19.4% 16.3% 3.1 ppt Year-to-Date 611.4 587.7 4.0% 1.5% 119.0 107.4 10.8% 8.2% 19.5% 18.3% 1.2 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Copper Price (COMEX Month-End) ($/lb) Yr 2003 Yr 2004 Yr 2005 Yr 2006 $1/lb change in copper price translates to about $20M of profit impact. Yr 2007 $0,50 $1,00 $1,50 $2,00 $2,50 $3,00 $3,50 $4,00 Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep

Titanium Dioxide Pigments Sales increase primarily driven by higher volume for titanium dioxide products and selling prices for functional additives. Results were adversely impacted by unfavorable mix of TiO2 products, lower TiO2 prices as well as higher raw material costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 122.8 111.2 10.4% 2.2% 23.9 23.2 3.0% (4.3%) 19.5% 20.9% -1.4 ppt Year-to-Date 362.2 330.4 9.6% 1.5% 67.3 65.9 2.1% (5.3%) 18.6% 19.9% -1.3 ppt Adj. EBITDA Margin Adj. EBITDA Margin (a) (b)

Advanced Ceramics Increased volumes across most businesses, including medical products, multifunctional ceramics and cutting tools. The business continued to benefit from bolt-on acquisitions and productivity improvements. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 111.7 95.6 16.8% 9.0% 30.7 25.8 19.0% 10.1% 27.5% 27.0% 0.5 ppt Year-to-Date 335.8 286.3 17.3% 9.3% 92.2 75.0 22.9% 13.9% 27.5% 26.2% 1.3 ppt Adj. EBITDA Margin Adj. EBITDA Margin (a) (b)

Specialty Compounds A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. Additional volume due to Megolon acquisition helped offset a lower volume in the North American wire & cable market. Higher raw material costs had a negative impact on the results. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 69.8 62.1 12.4% 9.0% 7.8 8.2 (4.9%) (6.1%) 11.2% 13.2% -2 ppt Year-to-Date 210.2 191.4 9.8% 6.3% 25.4 24.1 5.4% 2.9% 12.1% 12.6% -0.5 ppt Adj. EBITDA Margin Adj. EBITDA Margin (a) (b)

Electronics Strength in the printed circuit board business was offset by lower volumes and selling prices in the High Purity Chemicals and Photomasks businesses. US Wafer Reclaim business sold in February 2007. Rockwood has agreed to sell most of the business to OM Group. A reconciliation of Net income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) FX Adj FX Adj ($M) Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Third Quarter 53.5 53.0 0.9% (2.1%) 9.7 9.6 1.0% (1.0%) 18.1% 18.1% 0 ppt Year-to-Date 156.6 154.0 1.7% (1.4%) 27.8 27.9 (0.4%) (3.2%) 17.8% 18.1% -0.3 ppt Adj. EBITDA Margin Adj. EBITDA Margin (a) (b)

Financial Summary

Third Quarter and Year-to-Date Summary A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. For the third quarter, Yr 2007 based on share count of 76,383; Yr 2006 based on share count of 74,915. For the first nine months, Yr 2007 based on share count of 76,155; Yr 2006 based on share count of 75,001. A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. Third Quarter Year-to-Date FX Adj. FX Adj. ($M), except EPS Yr 2007 Yr 2006 % Change % Change (b) Yr 2007 Yr 2006 % Change % Change (b) Net Sales 829.6 $ 739.8 $ 12.1% 6.9% 2,476.4 $ 2,235.4 $ 10.8% 5.6% Adjusted EBITDA (a) 157.3 133.7 17.7% 12.0% 482.5 412.9 16.9% 11.1% Adj. EBITDA Margin 19.0% 18.1% 0.9 ppt 19.5% 18.5% 1.0 ppt Net Income - as reported 24.7 21.4 15.4% 198.0 98.5 101.0% EPS (Diluted) - as reported (c) 0.32 0.29 13.2% 2.60 1.31 98.0% Net Income - as adjusted (d) 32.1 23.4 37.2% 103.6 85.9 20.6% EPS (Diluted) - as adjusted (c) (d) 0.42 0.31 34.5% 1.36 1.15 18.8% (a) (b) (c) (d)

Results By Segment – Third Quarter A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) Q3 2007 Q3 2006 % Change FX Adj % Change (b) Q3 2007 Q3 2006 % Change FX Adj % Change (b) Specialty Chemicals 261.4 $ 225.5 $ 15.9% 9.5% 58.2 $ 49.0 $ 18.8% 13.3% Performance Additives 210.4 192.4 9.4% 7.1% 40.9 31.3 30.7% 28.1% Titanium Dioxide Pigments 122.8 111.2 10.4% 2.2% 23.9 23.2 3.0% (4.3%) Advanced Ceramics 111.7 95.6 16.8% 9.0% 30.7 25.8 19.0% 10.1% Specialty Compounds 69.8 62.1 12.4% 9.0% 7.8 8.2 (4.9%) (6.1%) Electronics 53.5 53.0 0.9% (2.1%) 9.7 9.6 1.0% (1.0%) (13.9) (13.4) (3.7%) (2.2%) Total Rockwood 829.6 $ 739.8 $ 12.1% 6.9% 157.3 $ 133.7 $ 17.7% 12.0% Adj. EBITDA Margin 19.0% 18.1% 0.9 ppt Corporate (a) (b)

Results By Segment – Year-to-Date A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($M) YTD 2007 YTD 2006 % Change FX Adj % Change (b) YTD 2007 YTD 2006 % Change FX Adj % Change (b) Specialty Chemicals 800.2 $ 685.6 $ 16.7% 10.9% 192.8 $ 151.1 $ 27.6% 22.0% Performance Additives 611.4 587.7 4.0% 1.5% 119.0 107.4 10.8% 8.2% Titanium Dioxide Pigments 362.2 330.4 9.6% 1.5% 67.3 65.9 2.1% (5.3%) Advanced Ceramics 335.8 286.3 17.3% 9.3% 92.2 75.0 22.9% 13.9% Specialty Compounds 210.2 191.4 9.8% 6.3% 25.4 24.1 5.4% 2.9% Electronics 156.6 154.0 1.7% (1.4%) 27.8 27.9 (0.4%) (3.2%) (42.0) (38.5) (9.1%) (7.3%) Total Rockwood 2,476.4 $ 2,235.4 $ 10.8% 5.6% 482.5 $ 412.9 $ 16.9% 11.1% Adj. EBITDA Margin 19.5% 18.5% 1.0 ppt Corporate (a) (b)

Income Statement - Reported

($M)	Third Quarter		Year-to-Date	
	Yr 2007	Yr 2006	Yr 2007	Yr 2006
Net Sales	$ 829.6	$ 739.8	$ 2,476.4	$ 2,235.4
Gross Margin	255.3	229.7	785.0	698.4
Gross Margin %	*31%*	*31%*	*32%*	*31%*
Operating Income	92.9	80.2	306.8	258.2
Operating Income %	*11%*	*11%*	*12%*	*12%*
Interest Expense net [1] - DFC and Cash	(41.7)	(50.4)	(132.3)	(150.7)
Interest Expense - MTM of Swaps	(13.4)	(9.1)	(15.4)	6.2
Foreign Exchange Gain	7.6	4.8	11.3	7.0
Loss on early extinguishment of debt	-	-	(19.4)	-
Other	-	0.3	(1.0)	2.1
Income Before Tax	$ 45.4	$ 25.8	$ 150.0	$ 122.8
Tax Provision	17.9	9.7	61.9	50.0
Net Income - Cont. Op. before Minority Interest	**$ 27.5**	**$ 16.1**	**$ 88.1**	**$ 72.8**
Minority Interest	(2.8)	-	(6.2)	-
Net Income - Continuing Operations	**$ 24.7**	**$ 16.1**	**$ 81.9**	**$ 72.8**
Income from Discontinued Operations	-	1.9	116.2	26.5
Minority Interest from Discontinued Operations	-	3.4	(0.1)	(0.8)
Net Income - Reported	**$ 24.7**	**$ 21.4**	**$ 198.0**	**$ 98.5**

MTM of interest rate swaps. Gain in '06 and loss in '07.

MTM of Euro denominated balances.

Viance JV

Groupe Novasep '07 results primarily related to the gain on divestment

1 Net of Interest Income (Q3: $1.9M in 2007 and $1.1M in 2006; YTD: $11.0M in 2007 and $3.6M in 2006)

10/31/2007

ROCKWOOD HOLDINGS, INC. 23

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep ($M) 2007 2006 2007 2006 24.7 $ 21.4 $ 198.0 $ 98.5 $ Income from discontinued operations, net of tax - (1.9) (116.2) (26.5) Minority interest in discontinued operations - (3.4) 0.1 0.8 24.7 $ 16.1 $ 81.9 $ 72.8 $ Income tax provision 17.9 9.7 61.9 50.0 Minority interest in continuing operations 2.8 - 6.2 - 45.4 $ 25.8 $ 150.0 $ 122.8 $ Interest expense 57.0 60.6 158.7 148.1 Interest income (1.9) (1.1) (11.0) (3.6) Depreciation and amortization 56.9 47.9 165.3 140.9 Restructuring and related charges 2.9 1.7 8.9 3.9 CCA litigation defense costs 0.1 0.3 0.4 0.8 Systems/organization establishment expenses 0.6 3.2 1.8 7.3 Cancelled acquisition and disposal costs 2.3 0.4 3.1 1.3 Inventory write-up reversal 2.7 - 2.8 0.9 Refinancing expenses - - 0.9 - Loss on early extinguishment of debt - - 19.4 - Loss (Gain) on sale of assets (0.1) - (5.3) (0.4) Foreign exchange loss (gain), net (7.6) (4.8) (11.3) (7.0) Other (1.0) (0.3) (1.2) (2.1) Adjusted EBITDA 157.3 $ 133.7 $ 482.5 $ 412.9 $ Nine Months Ended Sep 30, Three Months Ended Sep 30, Income from continuing operations before taxes and minority interest Net income from continuing operations Net income

Earnings Per Share Net Income ($M) Diluted EPS 5 Net Income ($M) Diluted EPS 5 Net Income / EPS - as reported 24.7 $ 0.32 $ 198.0 $ 2.60 $ Non-recurring items (net of tax): 1 - - (115.7) (1.52) 0.3 - 1.1 0.01 8.2 0.11 9.4 0.12 (4.0) (0.05) (6.4) (0.08) (1.5) (0.02) (1.5) (0.02) 1.9 0.02 6.0 0.08 2 - - 12.9 0.17 3 (0.1) - (3.5) (0.04) 4 1.7 0.02 1.8 0.02 0.9 0.02 1.5 0.02 Net Income / EPS - as adjusted 32.1 0.42 103.6 1.36 1 Gain related to the sale of Groupe Novasep. 2 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 3 Gain mainly related to the sale of Wafer Reclaim US business. 4 Inventory write-up reversal mainly related to acquisition of Elementis business. 5 Based on the share count of 76,383 for Q3 and 76,155 for first nine months. Nine Months Ended Sep 30, 2007 Three Months Ended Sep 30, 2007 Other Miscellaneous One-Time Charges Inventory write-up reversal Gains on Asset Sales Debt Modification Cost Restructuring Impact of tax rate changes FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

Full Year Outlook Note: Full Year Outlook includes the acquired Elementis business since the acquisition date. ($M) First Half ’07 Actuals Qtr 3 ’07 Actual Qtr 4 ’07 Estimate Yr 2007 Estimate Depreciation 77.0 40.3 45.4 162.7 Amortization 31.4 16.6 17.5 65.5 Total D&A 1 108.4 56.9 62.9 228.2 Deferred Financing Cost (non-cash) 4.7 2.2 2.1 9.0 Cash Interest on Existing Debt 85.9 39.5 40.9 166.3 Total Interest Expense (ex MTM) 2 90.6 41.7 43.0 175.3 Minority Interest (continuing operations) 3.4 2.8 2.5 8.7 Tax Rate 42% 39% 42% 42% Share Count 76,150 76,383 77,000 76,421 1 2 Euro/US$ = 1.40 for the remainder of Yr 2007; $0.10 change in Euro/US$ exchange rates translate to approximately $3.0M of impact on total depreciation and amortization each quarter. Euro/US$ = 1.40 for the remainder of Yr 2007; $0.10 change in Euro/US$ exchange rates translate to approximately $1.8M of impact each quarter.

Consolidated Net Debt A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.72x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. Current Year LTM Adj. EBITDA based on the reported LTM Adjusted EBITDA of $622.8m (incl. one month of Elementis) plus 11 months proforma Adjusted EBITDA for the Elementis acquisition. (b) (c) As Reported Including Novasep Continuing Operations ($M) 12/31/2004 Leverage 12/31/2005 Leverage 12/31/2006 Leverage 9/30/2007 Leverage B/S FX 1.36 1.18 1.32 1.43 LTM Adj EBITDA (a) 539.9 $ 570.9 $ 621.5 $ 637.7 $ Cash 111.3 0.21x 102.2 0.18x 39.5 0.06x 104.0 0.16x Revolver - 30.0 0.05x 37.0 0.06x - 0x Term Loans 1,803.3 3.34x 1,708.9 3.00x 1,734.0 2.79x 1,722.9 2.70x Assumed Debt 236.1 0.44x 189.1 0.33x 144.9 0.23x 97.1 0.15x 1,928.1 $ 3.57x 1,825.8 $ 3.20x 1,876.4 $ 3.01x 1,716.0 $ 2.69x PIK Notes/S. Disc. Notes 256.5 0.48x - 0.00x - 0.00x - 0.00x Sr. Sub.Notes 2011 375.0 0.70x 273.4 0.48x 273.4 0.44x - 0x Sr. Sub.Notes 2014 709.7 1.31x 642.4 1.12x 695.0 1.12x 735.0 1.15x 3,269.3 $ 6.06x 2,741.6 $ 4.80x 2,844.8 $ 4.58x 2,451.0 $ 3.84x Net Debt Net Sr. Debt (a) (b) (c)

Net Debt / LTM Adjusted EBITDA Note: Current Year LTM Adj. EBITDA based on the reported LTM Adjusted EBITDA of $622.8m (incl. one month of Elementis) plus 11 months proforma Adjusted EBITDA for the Elementis acquisition. 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07

Free Cash Flow ($M) Third Quarter Year-to-Date Adjusted EBITDA - Cont. Op. 157.3 $ 482.5 $ WC Change (a) 46.1 (29.8) Cash Taxes (b) (13.7) (37.7) Cash Interest (c) (39.5) (125.4) Cash From Operating Activities 150.2 289.6 CAPEX (d) (46.6) (139.1) Free Cash Flow - Cont. Op. 103.6 150.5 Discontinued Operations 0.0 1.6 Free Cash Flow - Total 103.6 152.1 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment.

Summary

Moving Forward Focus portfolio. Focus on organic growth. +5% per year Bolt on acquisitions. +3% sales growth per year Continue to improve productivity. +3% per year Improve financial ratios. Debt to Adjusted EBITDA of 3.5 Adjusted EBITDA margin of +19% EPS growth of +15%

Appendices

Reconciliation of Net Income to Adjusted EBITDA Viance JV Groupe Novasep ($M) 2007 2006 2007 2006 24.7 $ 21.4 $ 198.0 $ 98.5 $ Income from discontinued operations, net of tax - (1.9) (116.2) (26.5) Minority interest in discontinued operations - (3.4) 0.1 0.8 24.7 $ 16.1 $ 81.9 $ 72.8 $ Income tax provision 17.9 9.7 61.9 50.0 Minority interest in continuing operations 2.8 - 6.2 - 45.4 $ 25.8 $ 150.0 $ 122.8 $ Interest expense 57.0 60.6 158.7 148.1 Interest income (1.9) (1.1) (11.0) (3.6) Depreciation and amortization 56.9 47.9 165.3 140.9 Restructuring and related charges 2.9 1.7 8.9 3.9 CCA litigation defense costs 0.1 0.3 0.4 0.8 Systems/organization establishment expenses 0.6 3.2 1.8 7.3 Cancelled acquisition and disposal costs 2.3 0.4 3.1 1.3 Inventory write-up reversal 2.7 - 2.8 0.9 Refinancing expenses - - 0.9 - Loss on early extinguishment of debt - - 19.4 - Loss (Gain) on sale of assets (0.1) - (5.3) (0.4) Foreign exchange loss (gain), net (7.6) (4.8) (11.3) (7.0) Other (1.0) (0.3) (1.2) (2.1) Adjusted EBITDA 157.3 $ 133.7 $ 482.5 $ 412.9 $ Nine Months Ended Sep 30, Three Months Ended Sep 30, Income from continuing operations before taxes and minority interest Net income from continuing operations Net income

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Third Quarter Titanium ($M) Specialty Performance Dioxide Advanced Specialty Chemicals Additives Pigments Ceramics Compounds Electronics Corporate Consolidated Three months ended Sep 30, 2007 Income (loss) before taxes and minority interest 34.9 $ 15.5 $ 4.9 $ 11.4 $ 3.0 $ 6.4 $ (30.7) $ 45.4 $ Interest expense 11.5 7.5 8.0 8.6 2.3 (0.9) 20.0 57.0 Interest income (1.2) (0.1) 0.1 (0.1) (0.3) (0.4) 0.1 (1.9) Depreciation and amortization 13.5 14.1 10.8 10.1 2.9 4.1 1.4 56.9 Restructuring and related charges 1.4 0.7 - 0.7 - - 0.1 2.9 CCA litigation defense costs - 0.1 - - - - - 0.1 Systems/organization establishment expenses - 0.4 - 0.3 (0.1) - - 0.6 Cancelled acquisition and disposal costs (0.1) - 0.4 - - 0.3 1.7 2.3 Inventory write-up reversal 0.1 2.6 - - - - - 2.7 Refinancing expenses - - - - - - - - Loss on early extinguishment of debt - - - - - - - - Loss (gain) on sale of assets (0.4) 0.2 0.1 - - - - (0.1) Foreign exchange loss (gain), net (0.6) (0.2) (0.4) (0.3) - 0.2 (6.3) (7.6) Other (0.9) 0.1 - - - - (0.2) (1.0) Adjusted EBITDA 58.2 $ 40.9 $ 23.9 $ 30.7 $ 7.8 $ 9.7 $ (13.9) $ 157.3 $ Three months ended Sep 30, 2006 Income (loss) before taxes and minority interest 26.6 $ 14.4 $ 6.5 $ 8.9 $ (1.1) $ 6.1 $ (35.6) $ 25.8 $ Interest expense 12.1 3.6 7.4 7.8 7.2 0.7 21.8 60.6 Interest income (2.4) 0.1 (0.1) - (0.1) (0.6) 2.0 (1.1) Depreciation and amortization 11.7 11.8 9.5 8.3 1.9 3.7 1.0 47.9 Restructuring and related charges 0.6 0.3 - 0.6 - 0.2 - 1.7 CCA litigation defense costs - 0.3 - - - - - 0.3 Systems/organization establishment expenses (0.2) 0.6 - 0.4 0.3 - 2.1 3.2 Cancelled acquisition and disposal costs 0.1 - - - - - 0.3 0.4 Inventory write-up reversal - - - - - - - - Loss (gain) on sale of assets 0.3 0.1 - (0.1) - - (0.3) - Foreign exchange loss (gain), net 0.2 - - - - (0.5) (4.5) (4.8) Other - 0.1 (0.1) (0.1) - - (0.2) (0.3) Adjusted EBITDA 49.0 $ 31.3 $ 23.2 $ 25.8 $ 8.2 $ 9.6 $ (13.4) $ 133.7 $

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date Titanium ($M) Specialty Performance Dioxide Advanced Specialty Chemicals Additives Pigments Ceramics Compounds Electronics Corporate Consolidated Nine months ended Sep 30, 2007 Income (loss) before taxes and minority interest 125.6 $ 59.3 $ 11.0 $ 35.3 $ 9.0 $ 18.0 $ (108.2) $ 150.0 $ Interest expense 30.5 13.7 23.9 25.2 7.0 (0.8) 59.2 158.7 Interest income (2.9) (0.6) - (0.1) (0.5) (1.1) (5.8) (11.0) Depreciation and amortization 39.9 39.6 31.6 29.8 8.4 12.1 3.9 165.3 Restructuring and related charges 1.9 1.0 - 1.4 - 3.7 0.9 8.9 CCA litigation defense costs - 0.4 - - - - - 0.4 Systems/organization establishment expenses (0.4) 0.9 - 0.9 0.4 - - 1.8 Cancelled acquisition and disposal costs - - 1.1 - - 0.3 1.7 3.1 Inventory write-up reversal 0.1 2.6 - 0.1 - - - 2.8 Refinancing expenses - - - - - - 0.9 0.9 Loss on early extinguishment of debt - 1.9 - - 1.1 0.3 16.1 19.4 Loss (gain) on sale of assets (0.4) 0.3 0.1 - - (4.7) (0.6) (5.3) Foreign exchange loss (gain), net (0.3) (0.2) (0.4) (0.4) - - (10.0) (11.3) Other (1.2) 0.1 - - - - (0.1) (1.2) Adjusted EBITDA 192.8 $ 119.0 $ 67.3 $ 92.2 $ 25.4 $ 27.8 $ (42.0) $ 482.5 $ Nine months ended Sep 30, 2006 Income (loss) before taxes and minority interest 81.8 $ 60.2 $ 18.3 $ 25.3 $ 10.6 $ 13.8 $ (87.2) $ 122.8 $ Interest expense 37.7 11.2 21.7 23.4 7.2 2.6 44.3 148.1 Interest income (5.6) 0.1 (0.2) (0.1) (0.2) (1.7) 4.1 (3.6) Depreciation and amortization 34.8 32.1 27.8 24.7 6.2 12.3 3.0 140.9 Restructuring and related charges 1.1 1.1 - 0.6 - 1.1 - 3.9 CCA litigation defense costs - 0.8 - - - - - 0.8 Systems/organization establishment expenses (0.1) 1.0 - 0.7 0.3 - 5.4 7.3 Cancelled acquisition and disposal costs 1.0 - - - - - 0.3 1.3 Inventory write-up reversal - 0.8 - 0.1 - - - 0.9 Loss (gain) on sale of assets 0.3 - - - - - (0.7) (0.4) Foreign exchange loss (gain), net 0.4 0.1 - - - (0.2) (7.3) (7.0) Other (0.3) - (1.7) 0.3 - - (0.4) (2.1) Adjusted EBITDA 151.1 $ 107.4 $ 65.9 $ 75.0 $ 24.1 $ 27.9 $ (38.5) $ 412.9 $

FX impact on Results – Third Quarter ($M) Total Change in $ Total Change in % FX Effect in $ Net Change in $ Net Change in % Specialty Chemicals 35.9 $ 15.9% 14.4 $ 21.5 $ 9.5 % Performance Additives 18.0 9.4 4.4 13.6 7.1 Titanium Dioxide Pigments 11.6 10.4 9.1 2.5 2.2 Advanced Ceramics 16.1 16.8 7.5 8.6 9.0 Specialty Compounds 7.7 12.4 2.1 5.6 9.0 Electronics 0.5 0.9 1.6 (1.1) (2.1) Net Sales 89.8 $ 12.1% 39.1 $ 50.7 $ 6.9 % Specialty Chemicals 9.2 $ 18.8% 2.7 $ 6.5 $ 13.3 % Performance Additives 9.6 30.7 0.8 8.8 28.1 Titanium Dioxide Pigments 0.7 3.0 1.7 (1.0) (4.3) Advanced Ceramics 4.9 19.0 2.3 2.6 10.1 Specialty Compounds (0.4) (4.9) 0.1 (0.5) (6.1) Electronics 0.1 1.0 0.2 (0.1) (1.0) Corporate (0.5) (3.7) (0.2) (0.3) (2.2) Adjusted EBITDA 23.6 $ 17.7% 7.6 $ 16.0 $ 12.0 % Change: Three Months Ended September 30, 2007 versus 2006

FX impact on Results – Year-to-Date ($M) Total Change in $ Total Change in % FX Effect in $ Net Change in $ Net Change in % Specialty Chemicals 114.6 $ 16.7% 40.2 $ 74.4 $ 10.9 % Performance Additives 23.7 4.0 14.8 8.9 1.5 Titanium Dioxide Pigments 31.8 9.6 27.0 4.8 1.5 Advanced Ceramics 49.5 17.3 22.8 26.7 9.3 Specialty Compounds 18.8 9.8 6.8 12.0 6.3 Electronics 2.6 1.7 4.8 (2.2) (1.4) Net Sales 241.0 $ 10.8% 116.4 $ 124.6 $ 5.6 % Specialty Chemicals 41.7 $ 27.6% 8.5 $ 33.2 $ 22.0 % Performance Additives 11.6 10.8 2.8 8.8 8.2 Titanium Dioxide Pigments 1.4 2.1 4.9 (3.5) (5.3) Advanced Ceramics 17.2 22.9 6.8 10.4 13.9 Specialty Compounds 1.3 5.4 0.6 0.7 2.9 Electronics (0.1) (0.4) 0.8 (0.9) (3.2) Corporate (3.5) (9.1) (0.7) (2.8) (7.3) Adjusted EBITDA 69.6 $ 16.9% 23.7 $ 45.9 $ 11.1 % Change: Nine Months Ended September 30, 2007 versus 2006

Earnings Per Share - 2007 Net Income ($M) Diluted EPS 5 Net Income ($M) Diluted EPS 5 Net Income / EPS - as reported 24.7 $ 0.32 $ 198.0 $ 2.60 $ Non-recurring items (net of tax): 1 - - (115.7) (1.52) 0.3 - 1.1 0.01 8.2 0.11 9.4 0.12 (4.0) (0.05) (6.4) (0.08) (1.5) (0.02) (1.5) (0.02) 1.9 0.02 6.0 0.08 2 - - 12.9 0.17 3 (0.1) - (3.5) (0.04) 4 1.7 0.02 1.8 0.02 0.9 0.02 1.5 0.02 Net Income / EPS - as adjusted 32.1 0.42 103.6 1.36 Nine Months Ended Sep 30, 2007 Three Months Ended Sep 30, 2007 Other Miscellaneous One-Time Charges Inventory write-up reversal Gains on Asset Sales Debt Modification Cost Restructuring Impact of tax rate changes FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

Earnings Per Share - 2006 Net Income ($M) Diluted EPS 1 Net Income ($M) Diluted EPS 1 Net Income / EPS - as reported 21.4 $ 0.29 $ 98.5 $ 1.31 $ Non-recurring items (net of tax): (3.3) (0.04) (11.6) (0.15) 2.0 0.03 4.4 0.06 5.5 0.07 (3.8) (0.05) (3.4) (0.05) (4.7) (0.06) 1.1 0.01 2.6 0.04 - - 0.5 0.01 0.1 0.00 - - Net Income / EPS - as adjusted 23.4 0.31 85.9 1.15 1 Based on the share count of 74,915 for Q3 and 75,001 for first nine months. Three Months Ended Sep 30, 2006 Nine Months Ended Sep 30, 2006 Other Miscellaneous One-Time Charges Inventory write-up reversal Restructuring FX (Gain)/Loss on debt Mark-to-market of Swap (Gain)/Loss Systems organization/establishment expenses Novasep Related Items

Reconciliation of Net Cash to Adjusted EBITDA ($M) 2007 2006 2007 2006 Net cash provided by operating activities from continuing operations 143.5 $ 125.5 $ 290.2 $ 174.5 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (46.6) (39.9) 19.3 64.5 Current portion of income tax provision 13.7 (3.5) 37.7 20.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 39.5 47.7 125.4 143.5 Restructuring and related charges 2.9 1.7 8.9 3.9 CCA litigation defense costs 0.1 0.3 0.4 0.8 Systems/organization establishment expenses 0.6 3.2 1.8 7.3 Cancelled acquisition and disposal costs 2.3 0.4 3.1 1.3 Costs incurred related to debt modifications - - 0.9 - Inventory write-up reversal 2.7 - 2.8 0.9 Bad debt provision (0.3) (1.4) (1.5) (1.9) Gain on sale of assets (0.1) - (5.3) (0.4) Other (1.0) (0.3) (1.2) (2.1) Total Adjusted EBITDA 157.3 $ 133.7 $ 482.5 $ 412.9 $ Nine Months Ended Sep 30, Three Months Ended Sep 30,